SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

EASTERN GOLDFIELDS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-52151	88-0441307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (619) 280-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Eastern Goldfields, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On May 17, 2007, we issued 521,739 shares of our Common Stock (par value $0.001) at a price of $5.75 per share for an aggregate total of $3,000,000 in gross proceeds to overseas investors.

In closing the transaction, we incurred fees of $150,000 together with legal, travel, and other expenses aggregating $63,400 resulting in net proceeds of $2,786,600. The net proceeds from the sale of the Common Stock is planned to be used for working capital.

All of the Common Stock was offered and sold to two investors each of whom had a pre-existing business relationship with one or more of our officers and directors. The sale of the shares was made under a claim of exemption provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 of Regulation D adopted there under.

On the basis of the information received from each of the investors, we have been assured that each of the Investors is experienced and sophisticated in business, financial, and investment matters, each is an Accredited Investor (as defined in Rule 501 of Regulation D of the Securities Act of 1933) and each is able to fully evaluate the merits and risks associated with the purchase of our Common Stock.

In entering into the transaction, we also provided each investor with and gave access to, information about the Company and the offering, including, but not limited to, a copy of our Form 10-KSB for both 2005 and 2006 together with annual audited and quarterly reviewed financial statements, articles of incorporation, by-laws, a description of how the proceeds were to be used, and additional information to assist them in understanding the merits and risks of the investment. Each of the investors also had an opportunity to ask questions of our officers and directors and receive answers to their questions. In addition, each of the investors were fully informed that the Common Stock purchased in the transaction were restricted securities and they may have to hold them for an indefinite period of time. The stock certificates issued in the transaction are to bear a restricted securities legend as required by the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN GOLDFIELDS, INC.

Date: May 22, 2007	By:	/s/ Michael McChesney

Michael McChesney, Chief Executive Officer